UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 30, 2004




                        Pioneer Natural Resources Company
                       -----------------------------------
             (Exact name of Registrant as specified in its charter)



           Delaware                      1-13245               75-2702753
------------------------------       ---------------       -------------------
(State or other jurisdiction           (Commission            (IRS Employer
       of incorporation)               File Number)         Identification No.)



5205 N. O'Connor Blvd., Suite 900, Irving, Texas                 75039
------------------------------------------------              -----------
    (Address of principal executive offices)                   (Zip Code)



                                 (972) 444-9001
                            ------------------------
              (Registrant's telephone number, including area code)



                                 Not applicable
                      -------------------------------------
          (Former name or former address, if changed since last report)



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                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                      Page

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits..........................................      3

Item 9.   Regulation FD Disclosure...............................      3

Signature........................................................      4

Exhibit Index....................................................      5



                                       2





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                        PIONEER NATURAL RESOURCES COMPANY


Item 7.    Financial Statements and Exhibits

       (c) Exhibits

           99.1   News Release dated March 30, 2004

Item 9.    Regulation FD Disclosure

       The information in this document includes forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, and the business prospects of Pioneer Natural Resources Company (the "Company"), are subject to a number of risks and uncertainties which may cause the Company's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of oil and gas prices, product supply and demand, competition, international operations and associated international political and economic instability, government regulation or action, litigation, the costs and results of drilling and operations, the Company's ability to replace reserves, implement its business plans or complete its development projects as scheduled, access to and cost of capital, uncertainties about estimates of reserves, quality of technical data, environmental and weather risks, acts of war or terrorism. These and other risks are described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q that are available from the Company or the Securities and Exchange Commission.

       On March 30, 2004, the Company issued a news release that is attached hereto as exhibit 99.1. In the news release, the Company provided a guidance update on first quarter production and exploration and abandonment expense based on current expectations and partial quarter actual results; announced recent drilling results, including information regarding the Company's Juno and Myrtle Beach prospects; and provided certain forward looking information, including the acquisition of additional interests in the Spraberry field and timing of first production from the Company's deepwater Gulf of Mexico Devils Tower, Tomahawk and Raptor fields.


                                       3





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                        PIONEER NATURAL RESOURCES COMPANY

                                S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Pioneer Natural Resources Company




Date:   March 30, 2004        By:    /s/ Richard P. Dealy
                                   -----------------------------------------
                                   Richard P. Dealy
                                   Vice President and Chief Accounting Officer


                                       4





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                        PIONEER NATURAL RESOURCES COMPANY

                                  EXHIBIT INDEX


Exhibit No.             Description

   99.1(a)              News Release dated March 30, 2004


-------------
(a) filed herewith


                                       5





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